UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: March 12, 2024

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On March 12, 2024, NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a Membership Unit Purchase Agreement (the “Purchase Agreement”) by and among: (i) New Age Investments LLC, a Florida limited liability company (the “Buyer”); (ii) DERMAdoctor, LLC, a Missouri limited liability company (“DERMAdoctor”); and (iii) the Company. Pursuant to the Purchase Agreement, the Company will sell 100% of the membership units (“the “Membership Units”) of DERMAdoctor (the “Transaction”), which is the Company’s wholly-owned subsidiary that develops, manufactures, markets, brands, distributes and sells a variety of skincare products.

Upon consummation of the Transaction as contemplated by the Purchase Agreement (the “Closing”), the Company will sell the Membership Units to the Buyer for a purchase price of $1,070,000, subject to an adjustment for the payment of certain DERMAdoctor indebtedness and any Transaction expenses.

The Closing is subject to certain conditions that include the Company obtaining the consent of the holders of the Company’s Original Discount Senior Secured Convertible Debentures due November 1, 2024 (the “Convertible Notes”) to (1) amend the Security Agreement, dated April 27, 2023, to remove the Membership Units and any assets of DERMAdoctor as collateral for the Company’s obligations pursuant to the Convertible Notes and for DERMAdoctor to be removed as a party to such agreement and (2) terminate the Subsidiary Guarantee, dated April 27, 2023, which DERMAdoctor entered into in connection with the issuance of the Convertible Notes. The Company will also enter into a transition services agreement with the Buyer at Closing to assist in certain transition matters.

Subject to certain limitations, the Company and the Buyer have agreed to indemnify each other for losses arising from specified breaches of the Purchase Agreement and certain other liabilities, as set forth in the Purchase Agreement. From the date of the Purchase Agreement until the Closing, the Company is required to use commercially reasonable efforts to conduct DERMAdoctor’s business in the ordinary course of business. The Purchase Agreement provides for customary termination rights that may be exercised by the Company or the Buyer, including in the event that the Closing has not occurred on or before May 31, 2024. The Company expects to close the Transaction by March 31, 2024.

The Purchase Agreement contains various representations, warranties and covenants of the parties that are customary for a transaction of this nature, including the Company agreeing to a post-Closing non-compete (to not engage in specified competitive business activities that involve skincare products with the formulation and mix of ingredients as sold by DERMAdoctor in the United States) and non-solicit (to not solicit any officer, director, executive or employee of DERMAdoctor, except through general, non-targeted advertisement), both from the Closing through December 31, 2024. The representations and warranties made by the parties in the Purchase Agreement are to, and solely for the benefit of, each other. The assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Purchase Agreement. While the Company does not believe that these disclosure schedules contain information that the securities laws require the parties to publicly disclose, other than information that has already been disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties of the parties set forth in the Purchase Agreement. Investors should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the parties because they were only made as of the date of the Purchase Agreement and are modified in important part by the underlying disclosure schedules. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as fact. Further, information concerning the subject matter of the representations and warranties may have changed since the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Purchase Agreement contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the Purchase Agreement, and such description is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.02         Results of Operations and Financial Condition

On March 14, 2024, the Company issued a press release announcing that it had entered into the Purchase Agreement and regarding its results for the three and twelve months ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.

The information contained in this Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Language Concerning Forward-Looking Statements

This report contains forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This release contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding the timing of the Transaction, the Company’s product offerings and marketing efforts and the impact of the Transaction. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the Securities and Exchange Commission (the “SEC”), especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
2.1*	Membership Unit Purchase Agreement, dated March 12, 2024, by and among the Company, DERMAdoctor, and the Buyer
99.1	Press Release, dated March 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain schedules and exhibits were omitted as well as certain confidential portions of the agreements by means of marking such portions with brackets (due to such confidential portions are not material and would be competitively harmful if publicly disclosed) pursuant to Item 601 of Regulation S-K promulgated by the SEC. The Company agrees to supplementally furnish a copy of any omitted schedule, exhibit or confidential portions to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: March 14, 2024